                                                                      Exhibit 10

                        AMENDMENT NO. 1 & LIMITED WAIVER
                    TO AMENDED AND RESTATED CREDIT AGREEMENT

            This AMENDMENT NO. 1 AND LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is dated as of July 31, 2001 and entered into by and among TeleSpectrum Worldwide, Inc., a Delaware corporation (the "BORROWER"), the financial institutions listed on the signature pages hereof (the "LENDERS"), and BNP Paribas, as Agent for the Lenders (the "AGENT").

                                    RECITALS

            WHEREAS, the Borrower, the Lenders, and the Agent have entered into an Amended and Restated Credit Agreement dated as of April 16, 2001 (the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement, and

            WHEREAS, the Borrower has requested that (i) each Lender that has any Term Advance Exposure or a Working Capital Commitment amend the Credit Agreement to permit the Borrower to defer a greater percentage of the interest otherwise payable on a monthly basis for the time periods specified herein, and
(ii) the Required Lenders (A) waive compliance with certain provisions of the Credit Agreement and (B) modify certain financial covenants set forth in the Credit Agreement and make certain other amendments as set forth below.

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

            SECTION 1. Amendments to Credit Agreement.

            (a) Subsection 2.07(c) of the Credit Agreement (Deferred Interest) is hereby amended by deleting the first sentence thereof and substituting the following therefor:

      "As long as no Event of Default has occurred and is continuing, each monthly interest payment due and owing pursuant to Section 2.07(a) shall consist of (i) from and after the Restatement Date through and including June 30, 2001, (A) a cash portion of such interest payment equal to 25% of the total interest for such month pursuant to Section 2.07(a) and (B) a portion consisting of deferred interest equal to 75% of the total interest for such month; (ii) for each month during the period commencing on July 1, 2001 through and including September 30, 2001, deferred interest equal to 100% of the total interest for such month pursuant to Section 2.07(a), and (iii) for each month during the period commencing on October 1, 2001 through and including December 31, 2001, (X) a cash portion of such interest payment equal to 50% of the total interest for such month pursuant to Section 2.07(a) and (Y) a portion consisting of deferred interest equal to 50% of the total interest for such month; provided, however, that notwithstanding the Borrower's right to defer payment of interest pursuant to this Section 2.07(c), the Borrower may elect to pay all or any portion of the interest which the Borrower is otherwise entitled to defer on the Advances in cash in any month; and provided further that in any month from and after July 1, 2001 in which the Borrower exercises its right to defer interest pursuant to this Section 2.07(c), interest shall be calculated at the default rate as set forth in Section 2.07(b). Deferred interest for each month shall be evidenced by a deferred interest promissory note, substantially in the form of Exhibit O annexed hereto (each a "DEFERRED INTEREST NOTE"; collectively, the "DEFERRED INTEREST NOTES")."

            (b) Section 1.01 of the Credit Agreement (Defined Terms) is hereby amended by deleting the definition of "Account Payable Reserve"

            (c) Subsection 2.02(a) of the Credit Agreement (Working Capital Advances) is hereby amended by deleting the phrase "unless such request is made for such Working Capital Advance to be made from the Account Payable Reserve in accordance with Section 2.2(c)"

            (d) Subsection 2.02(c) of the Credit Agreement (Working Capital Advances) is hereby amended by deleting it in its entirety and substituting the following therefor:

            "(c) [Intentionally Omitted]"

            (e) Subsection 2.06(b) of the Credit Agreement (Mandatory Prepayments) is hereby amended by deleting clause (v) thereof in its entirety and substituting the following therefor:

            "(v) [Intentionally Omitted]"

            (f) Section 2.14 of the Credit Agreement (Use of Proceeds) is hereby amended by deleting the proviso contained therein in its entirety.

            (g) Subsection 3.01(b) of the Credit Agreement (Conditions Precedent to Closing) is hereby amended by deleting the second proviso in clause (i) thereof in its entirety.

            (h) Subsection 5.01(v) of the Credit Agreement (Management Consultant) is hereby amended by deleting it in its entirety and substituting the following therefor:

            "Management Consultant. By the date not later than September 14, 2001, the Borrower shall have met with at least two consultants of national reputation identified by the Agent and Majority Lenders, and shall have discussed with such consultants the operations of the Borrower and its Subsidiaries. In addition, no later than September 30, 2001 the Borrower shall, at its own cost, engage and retain one of the consultants or another consultant (the "MANAGEMENT CONSULTANT") reasonably acceptable to the Borrower and the Majority Lenders pursuant to an engagement letter in form, substance and scope acceptable to Majority Lenders in their reasonable discretion. The Management Consultant shall be charged with the responsibility of assessing, advising and reporting to the Borrower with respect to, the business and affairs of the Borrower and its subsidiaries. The Borrower shall cooperate with the Management Consultant and instruct the Management Consultant to cooperate, and to communicate directly, freely and openly, with the Agent and the Lenders and their consultants and professional advisors. All information and reports prepared by the Management Consultant shall be shared with the Agent and the Lenders."

            (i) Section 5.01 of the Credit Agreement (Affirmative Covenants) is hereby amended by adding a new subsection 5.01(w) at the end thereof as follows:

            "Weekly Reports. Beginning on August 17, 2001 and on the Friday of each week thereafter, deliver to the Agent and each Lender a sales and collections report the preceding week in form and substance satisfactory to the Agent which shall include, but not be limited to, a report of sales, credits issued, and collections received."

            (j) Section 5.01 of the Credit Agreement (Affirmative Covenants) is hereby amended by adding a new subsection 5.01(x) at the end thereof as follows:

            "Restructuring Proposal. Deliver to the Agent and each Lender on or before September 30, 2001, a written proposal regarding a restructuring of the Consolidated balance sheets of the Borrower and its Subsidiaries together with an independent written analysis prepared by Birch Advisors, LLC regarding (i) the debt capacity of the Borrower and its Subsidiaries, and (ii) the valuation of the Borrower and its Subsidiaries, in each case in form satisfactory to the Agent and Majority Lenders."

            (k) Subsection 5.02(b)(ii)(F) of the Credit Agreement (Negative Covenants) is hereby amended (i) by deleting, in clause 3(a) thereof, the phrase "120th day after the Restatement Date" and substituting the following phrase therefor:

            "September 30, 2001"

            and (ii) by deleting, in clause 3(b) thereof, the phrase "210th day after the Restatement Date" and substituting the following phrase therefor:

            "December 31, 2001"

            (l) Subsection 5.03(r) (Reporting Requirements) in hereby amended by deleting it in its entirety and substituting the following therefor:

      "Accounts Payable Schedule. As soon as available and in any event within 15 days after the end of each month, an aging schedule of all Accounts Payable, as at the end of the immediately preceding month and broken-down by category of vendors, certified by the chief financial officer of the Borrower."

            (m) Subsection 5.04(c) of the Credit Agreement (Interest Coverage Ratio) is hereby amended by (i) deleting the phrase "ending on or prior to June 30, 2002" it in its entirety and substituting the following therefor:

            "set forth below"

            and (ii) deleting the table set forth therein in its entirety and substituting the following therefor:

                      "FISCAL QUARTER ENDING IN                   RATIO
                      -------------------------               -------------
                      December 2001                            2.54 to 1.00
                      March 2002                               1.27 to 1.00
                      June 2002                                1.27 to 1.00"


            (n) Subsection 5.04(e) of the Credit Agreement (Minimum Cumulative EBITDA) is hereby amended (i) by deleting the table set forth therein in its entirety and substituting the following therefor:

                                                     MINIMUM CUMULATIVE
                      "FISCAL MONTH                        EBITDA
                      --------------                 ------------------
                      April 2001                        $ 4,343,000
                      May 2001                          $ 5,974,000
                      June 2001                         $ 8,110,000
                      July 2001                         $ 9,455,000
                      August 2001                       $10,670,000
                      September 2001                    $11,972,000
                      October 2001                      $13,462,000
                      November 2001                     $14,874,000
                      December 2001                     $16,171,000
                      January 2002                      $ 1,486,000
                      February 2002                     $ 2,779,000
                      March 2002                        $ 4,200,000
                      April 2002                        $ 5,556,000
                      May 2002                          $ 7,042,000
                      June 2002                         $ 8,399,000


            and (ii) by deleting the proviso contained therein in its entirety.

            (o) Subsection 5.04(f) of the Credit Agreement (Minimum Revenue Amount) is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor:

                                                       MINIMUM REVENUE
                      "FISCAL MONTH                        AMOUNT
                      --------------                   ---------------
                      April 2001                        $52,326,000
                      May 2001                          $45,567,000
                      June 2001                         $56,109,000
                      July 2001                         $55,680,000
                      August 2001                       $53,039,000
                      September 2001                    $48,962,000
                      October 2001                      $49,035,000
                      November 2001                     $48,467,000
                      December 2001                     $48,294,000

                                                       MINIMUM REVENUE
                      "FISCAL MONTH                        AMOUNT
                      --------------                   ---------------
                      January 2002                      $48,733,000
                      February 2002                     $47,501,000
                      March 2002                        $48,294,000
                      April 2002                        $46,808,000
                      May 2002                          $49,037,000
                      June 2002                         $48,294,000


            SECTION 2. Waiver. Subject to the agreements, terms and conditions set forth herein, including, without limitation, the satisfaction of the conditions to effectiveness set forth in Section 5, and in reliance on the representation and warranties of the Borrower herein contained, the undersigned Required Lenders hereby waive the Borrower's obligation to deliver to the Agent and each Lender on or prior to September 30, 2001 the financial forecasts and business plan required to be delivered pursuant to Section 5.01(r) of the Credit Agreement; provided, that Borrower shall deliver to the Agent and each Lender on or prior to August 31, 2001, a cost reduction plan with a minimum annual cash expense savings of $5,000,000, to be fully implemented by no later than September 30, 2001.

            SECTION 3. Limitation of Waiver. Without limiting the generality of the provisions of Section 8.01 of the Credit Agreement, the waiver set forth in
Section 2 above shall be limited precisely as written and relate solely to the noncompliance by the Borrower with the provisions of Section 5.01(r) of the Credit Agreement in the manner and to the extent described above, and nothing in this Amendment shall be deemed to (i) constitute a waiver of compliance with respect to Section 5.01(r) of the Credit Agreement in any other instance or (ii) constitute a waiver of compliance by the Borrower with respect to any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein.

            SECTION 4. Agreement Regarding Board of Directors. The Borrower hereby agrees that on or before August 31, 2001 (i) J. Anthony Hayden shall have been appointed as a member of the board of directors of the Borrower, and (ii) the board of directors of the Borrower shall have been approved the appointment of J. Anthony Hayden as a member of the board of directors of the Borrower.

      Notwithstanding anything to the contrary in the Credit Agreement, as amended by this Amendment, the Borrower further agrees that any failure to comply with the terms of the immediately preceding paragraph shall be an immediate Event of Default under the Credit Agreement.

            SECTION 5. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written (the "FIRST AMENDMENT EFFECTIVE DATE") when, and only when the Agent shall have received, in form and substance satisfactory to the Agent and in sufficient copies for each Lender Party (i) counterparts of this Amendment executed by the Borrower and each Lender or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment, (ii) the consent attached hereto executed by each Guarantor (the "CONSENT"), and (iii) evidence that Borrower has received from its independent certified public accountants, approval to classify the Obligations as long term liabilities for purposes of its financial statements for the period ending June 30, 2001.

            This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

            SECTION 6. Representations and Warranties of the Borrower. As of the First Amendment Effective Date, the Borrower represents and warrants as follows:

            (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in the recital of parties to this Amendment.

            (b) The execution, delivery and performance by the Borrower of this Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party, and the consummation of the transactions contemplated hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Borrower's charter or by-laws, (ii) violate any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.

            (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment or any of the Loan Documents, as amended hereby, to which it is or is to be a party.

            (d) This Amendment has been duly executed and delivered by the Borrower. This Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

            (e) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect (other than as set forth on Schedule 4.01(j) to the Credit Agreement) or (ii) purports to affect the legality, validity or enforceability of this Amendment or any of the other Loan Documents, as amended hereby, or the consummation of any of the transactions contemplated hereby.

            (f) The representations and warranties contained in each Loan Document are true and correct on and as of the First Amendment Effective Date, other than any such representations or warranties that, by their terms, refer to a specific date other than the First Amendment Effective Date, in which case as of such specific date.

            (g) No Defaults exist under the Credit Agreement.

            (h) The Borrower has not made, and shall not make, any payment or transfer to the Agent or any Lender except in accordance with the terms of the Credit Agreement; provided however, that the Borrower may pay standard fees to the Agent or any Lender in the ordinary course of business in connection with the maintenance of the Borrower's cash management system.

            (i) No fee shall be payable to Birch Advisors or any other investment banker or financial advisor in connection with the execution and delivery by the Agent and the Lenders of this Amendment.

            SECTION 7. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

            (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

            (c) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

            SECTION 8. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent and each Lender in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent and each Lender) in accordance with the terms of Section
8.04 of the Credit Agreement.

            SECTION 9. Waiver Fee. The Borrower agrees to pay to the Agent for the account of each Lender that executes this Amendment a waiver fee (a "WAIVER FEE") equal to 0.25% on the sum of the Commitments of each such Lender. Such Waiver Fee shall be payable on the earlier of (i) the Final Maturity Date and
(ii) the Termination Date.

            SECTION 10. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 11. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect

            SECTION 12. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                 [Remainder of page intentionally left blank.]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto, duly authorized, as of the date first above written.


                                      TELESPECTRUM WORLDWIDE, INC.


                                      By:  /s/ Kurt E. Dinkelacker
                                           -------------------------------------
                                           Name: Kurt E. Dinkelacker
                                           Title: Chief Financial Officer

                                      BNP PARIBAS,
                                      as Agent and as Lender


                                      By:  /s/ Amy Kirschner
                                           -------------------------------------
                                           Name: Amy Kirschner
                                           Title: Vice President


                                      By:  /s/ Edward V. Canale
                                           -------------------------------------
                                           Name: Edward V. Canale
                                           Title: Managing Director


                                      BANK OF AMERICA, N.A.,
                                      as a Lender


                                      By:  /s/ Marlene Tuma
                                           -------------------------------------
                                           Name: Marlene Tuma
                                           Title: Vice President


                                      FLEET NATIONAL BANK (f/k/a
                                      BankBoston, N.A.), as a Lender


                                      By:  /s/ G. Christopher Miller
                                           -------------------------------------
                                           Name: G. Christopher Miller
                                           Title: Vice President


                                      IBJ WHITEHALL BANK & TRUST
                                      COMPANY, as a Lender


                                      By:  /s/ Patricia G. McCormack
                                           -------------------------------------
                                           Name: Patricia G. McCormack
                                           Title: Managing Director


                                      VAN KAMPEN PRIME RATE
                                      INCOME TRUST, as a Lender


                                      By:  Van Kampen Investment Advisory
                                      Corp.


                                      By:  /s/ Douglas J. Smith
                                           -------------------------------------
                                           Name: Douglas J. Smith
                                           Title: Vice President

                                      VAN KAMPEN SENIOR FLOATING
                                      RATE FUND, as a Lender


                                      By:  Van Kampen Investment Advisory
                                      Corp.


                                      By:  /s/ Douglas J. Smith
                                           -------------------------------------
                                           Name: Douglas J. Smith
                                           Title: Vice President


                                      VAN KAMPEN SENIOR INCOME
                                      TRUST, as a Lender


                                      By:  /s/ Douglas J. Smith
                                           -------------------------------------
                                           Name: Douglas J. Smith
                                           Title: Vice President


                                      WELLS FARGO BANK, N.A.,
                                      as a Lender


                                      By:  /s/ Razia Damji
                                           -------------------------------------
                                           Name: Razia Damji
                                           Title: Vice President/Principal


                                      FIRST SOURCE LOAN
                                      OBLIGATIONS TRUST, LLP, as
                                      a Lender
                                      By:  First Source Financial, Inc.,
                                      its Servicer and Administrator

                                      By:  /s/ Kathi J. Inorio
                                           -------------------------------------
                                           Name: Kathi J. Inorio
                                           Title: Senior Vice President


                                      KZH ING-1 LLC,
                                      as a Lender


                                      By:  /s/ Susan Lee
                                           -------------------------------------
                                           Name: Susan Lee
                                           Title: Authorized Agent

                                      KZH ING-2 LLC,
                                      as a Lender


                                      By:  /s/ Susan Lee
                                           -------------------------------------
                                           Name: Susan Lee
                                           Title: Authorized Agent


                                      KZH ING-3 LLC,
                                      as a Lender


                                      By:  /s/ Susan Lee
                                           -------------------------------------
                                           Name: Susan Lee
                                           Title: Authorized Agent


                                      ARCHIMEDES FUNDING, L.L.C.,
                                      as a Lender
                                      By:  ING Capital Advisors LLC,
                                      as Collateral Manager


                                      By:  /s/ Dave Scheiber
                                           -------------------------------------
                                           Name: Dave Scheiber
                                           Title: Vice President


                                      ARCHIMEDES FUNDING, LLC,
                                      as a Lender
                                      By:  ING Capital Advisors LLC,
                                      as Collateral Manager


                                      By:  /s/ Dave Scheiber
                                           -------------------------------------
                                           Name: Dave Scheiber
                                           Title: Vice President


                                      ARCHIMEDES FUNDING II, L.L.C.,
                                      as a Lender
                                      By:  ING Capital Advisors LLC,
                                      as Collateral Manager


                                      By:  /s/ Dave Scheiber
                                           -------------------------------------
                                           Name: Dave Scheiber
                                           Title: Vice President

                                      FIRST DOMINION FUNDING III,
                                      as a Lender


                                      By:  /s/ David Larner
                                           -------------------------------------
                                           Name: David Larner
                                           Title: Authorized Signatory

                                     CONSENT

                            Dated as of July 31, 2001

            The undersigned, each Guarantor under either (x) the Guaranty dated as of June 30, 1999 (the "U.S. Guaranty") in favor of the Secured Parties (as defined in the Credit Agreement referred to in the foregoing Amendment) or (y) the Guaranty dated as of June 30, 1999 (the "Canadian Guaranty" and collectively with the U.S. Guaranty, the "Guaranties") in favor of the Secured Parties (as defined in the Credit Agreement referred to in the foregoing Amendment), hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty to which each of the undersigned is a party and each of the Collateral Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the effectiveness of such Amendment, each reference in each Guaranty and each of the Collateral Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).



                                      TLSP TRADEMARKS, INC.


                                      By:  /s/ Kurt E. Dinkelacker
                                           -------------------------------------
                                           Name: Kurt E. Dinkelacker
                                           Title: Chief Financial Officer


                                      TELESPECTRUM GOVERNMENT SERVICES, INC.


                                      By:  /s/ Kurt E. Dinkelacker
                                           -------------------------------------
                                           Name: Kurt E. Dinkelacker
                                           Title: Chief Financial Officer


                                      CRW FINANCIAL INC.


                                      By:  /s/ Kurt E. Dinkelacker
                                           -------------------------------------
                                           Name: Kurt E. Dinkelacker
                                           Title: Chief Financial Officer

                                      TELESPECTRUM WORLDWIDE (CANADA) INC.


                                      By:  /s/ Kurt E. Dinkelacker
                                           -------------------------------------
                                           Name: Kurt E. Dinkelacker
                                           Title: Chief Financial Officer